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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): December 18, 1999
                                                        -----------------


                    BURLINGTON NORTHERN SANTA FE CORPORATION
                    ----------------------------------------
               (Exact name of Registrant as specified in charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

              1-11535                              41-1804964
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     (Commission File Number)            (IRS Employer Identification No.)


         2650 Lou Menk Drive, Fort Worth, Texas               76131-2830
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        (Address of principal executive offices)              (Zip Code)


                                 (817) 333-2000
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On December 18, 1999, Burlington Northern Santa Fe Corporation, a Delaware corporation ("BNSF"), Canadian National Railway Company, a Canadian corporation ("CN"), North American Railways, Inc., a Delaware corporation jointly owned by BNSF and CN ("NAR"), and Western Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of NAR, entered into the Combination Agreement (the "Combination Agreement") which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

     As a condition and inducement to BNSF's willingness to enter into the Combination Agreement, BNSF has entered into a Stock Option Agreement with CN dated as of December 18, 1999 (the "CN Option Agreement"). Pursuant to the CN Option Agreement, BNSF has an option to purchase 28,895,812 shares of CN's common stock under certain circumstances as set forth in the CN Option Agreement. As a condition and inducement to CN's willingness to enter into the Combination Agreement, CN has entered into a Stock Option Agreement with BNSF dated as of December 18, 1999 (the "BNSF Option Agreement"). Pursuant to the BNSF Option Agreement, CN has an option to purchase 64,992,261 shares of BNSF's common stock under certain circumstances as set forth in the BNSF Option Agreement. The foregoing descriptions of the CN Option Agreement and the BNSF Option Agreement are qualified in their entirety by reference to the CN Option Agreement and the BNSF Option Agreement which are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

     On December 20, 1999, BNSF and CN issued a joint press release announcing the execution of the Combination Agreement, the CN Option Agreement and the BNSF Option Agreement. A copy of the joint press release is filed as Exhibit 99.3 to this Current Report on Form 8-K.


ITEM 7.  EXHIBITS

     2.1 Combination Agreement dated as of December 18, 1999 among Burlington Northern Santa Fe Corporation, Canadian National Railway Company, North American Railways, Inc. and Western Merger Sub, Inc.

          -Exhibit A to Combination Agreement - Form of CN Option Agreement (see
          Exhibit 99.1 to this Current Report on Form 8-K).

          -Exhibit B to Combination Agreement - Form of BNSF Option Agreement (see Exhibit 99.2 to this Current Report on Form 8-K).

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        -Exhibit C to Combination Agreement - Form of Arrangement Resolution.

        -Exhibit D to Combination Agreement - Form of Co-Operation Agreement.

        -Exhibit E to Combination Agreement - Form of Plan of Arrangement.

        -Exhibit F to Combination Agreement - Form of Voting and Exchange Trust Agreement.

        -Exhibit G to Combination Agreement - Form of BNSF Rights Agreement.

        -Exhibit H to Combination Agreement - Form of Restated Certificate of Incorporation of North American Railways, Inc.

        -Exhibit I to Combination Agreement - Form of Amended and Restated Certificate of Incorporation of the Surviving Corporation.

        -Exhibit J to Combination Agreement - Form of By-Laws of the Surviving Corporation.

   99.1 Stock Option Agreement dated as of December 18, 1999 between Canadian National Railways Company and Burlington Northern Santa Fe Corporation (the "CN Option Agreement").

   99.2 Stock Option Agreement dated as of December 18, 1999 between Canadian National Railways Company and Burlington Northern Santa Fe Corporation (the "BNSF Option Agreement").

   99.3 Press Release dated December 20, 1999.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BURLINGTON NORTHERN
                              SANTA FE CORPORATION


Date: December 21, 1999       By: /s/ Thomas N. Hund
                                  ---------------------------------------
                              Name:   Thomas N. Hund
                              Title:  Senior Vice President and Chief
                                      Financial Officer

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